Investment in Associate and Investments in Investees	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about investment property [abstract]
INVESTMENT IN ASSOCIATE AND INVESTMENTS IN INVESTEES
NOTE 8:-	INVESTMENT IN ASSOCIATE AND INVESTMENTS IN INVESTEES

a.	Investment in Lara

On June 15, 2014, a definitive investment agreement was signed between the Company and Lara, an Israeli company that operates in the field of medical cannabis and is developing a synthesized formulation that is based on cannabinoids to be administered through an inhaler, which determined, among others, that the Company will invest in Lara up to a total of $1.5 million, subject to the fulfillment of several prerequisites (the “Investment Agreement”).

Under the Investment Agreement the Company undertook to transfer to Lara an initial investment amount of $800,000 against shares that will represent about 48% of Lara’s issued and outstanding share capital (approximately 27% on a fully diluted basis including options to employees and consultants). The Company transferred to Lara $250,000 under the Investment Agreement during 2014. Under the Investment Agreement, the Company initially recorded an investment in an associate in the net amount of $133,000 and an investment in a financial derivative (option) in the amount of $90,000. During 2014, the Company recorded its share in Lara’s losses in the amount of $88,000 and other comprehensive income related to exchange difference of $3,000. As of December 31, 2014, the financial derivative was written off since its fair value was determined to be $0. During 2015, the Company recorded its share in Lara’s losses in the amount of $51,000 and other comprehensive income related to exchange difference of $3,000. As of December 31, 2015, the Company continued to hold shares of Lara representing approximately a 27% interest in the share capital of Lara and a director nominated by the Company served on Lara’s board of directors

In May 2016, following various claims that the parties held against each other, the Company and Lara signed a settlement and termination agreement (the “Settlement Agreement”). Under the Settlement Agreement, the parties agreed that the Company will continue to hold approximately 27% of Lara’s share capital, it will be exempt from making the remaining payments under the Investment Agreement and all other terms of the Investment Agreement will have no further binding effect. Under the Settlement Agreement, Lara’s founder was granted an option, for a period of 12 months, to purchase all of the Company’s holding in Lara for $500,000. This option was not exercised. Furthermore, pursuant to the Settlement Agreement, the Company’s representative on Lara’s board of directors resigned. Accordingly, the Company no longer has significant influence over Lara. As of December 31, 2017, the balance of the investment in Lara is $0.

b.	Sale of previously consolidated subsidiary:

On June 22, 2016, the Company entered into a share transfer agreement (“the Transfer Agreement”) with its wholly owned subsidiary, Orimmune Bio Ltd. (“the Subsidiary”) and Karma Link Ltd. (“the Buyer”), whose controlling shareholder served as a director of the Company until February 2016, whereby the Company will sell its interests in the Subsidiary to the Buyer and take steps to transfer its rights in the Anti-CD3 technology (mainly consisting of the Company’s license from Hadasit Research Services & Development Ltd. (“Hadasit”), the Technology Transfer Company of Hadassah Medical Organization which owns the technology) (“the License”) and certain assets of the Company underlying the development of the technology, all under the terms specified below.

The Transfer Agreement mainly consists of the following:

1.	The Company will transfer its entire interests in the Subsidiary’s shares to the Buyer and exercise its best effort to assist in the assignment of the license to the Subsidiary, including certain intellectual property assets developed by the Company in connection with the license, and in obtaining all the necessary approvals.

2.	Subject to the completion of the License assignment process described above, the Company will be entitled to a predetermined rate (which is a low double-digit number) of all receipts which the Buyer (and its related parties, as defined in the Transfer Agreement) will receive from the Subsidiary or from third parties in connection with the shares and/or assets of the Subsidiary, up to an aggregate of approximately $10 million. For each receipt in excess of said aggregate amount, the Company will be entitled to a lower rate determined therefrom (also a low double-digit number).

3.	The Company will assign to the Buyer its right to increase its interests in the Subsidiary’s share capital according to the investment agreement of September 2, 2013 signed between the Company, the Subsidiary and Acebright Holdings Limited (another shareholder in the Subsidiary). During the interim period until the completion of the License assignment process, the Buyer will bear certain of the payments in respect of the License and/or resulting therefrom (including payments for holding the patents under the License and including payments for a pending patent opposition proceeding involving the License). These amounts are non-recoverable. During the interim period, any revenues that are received by the Company from the commercialization of the technology will be delivered to the Subsidiary, less various fees and expenses payable in respect of the License and additional payments which the Company is entitled to receive.

In August 2016, the Transfer Agreement was executed, and no consideration was paid to the Company at such time. The Transfer Agreement included a mechanism in which the Company is entitled to receive future compensation in the event of, and based on, the Subsidiary’s future sale to a third party.

As a result of the loss of control, the Company recorded a capital gain in the amount of $33,000.

4.	During May 2017, an amendment to the Transfer Agreement was signed (the “Amendment”) between the Company, the Buyer and the Subsidiary (the “Parties”), in which the Parties acknowledged that the Company’s discussions with Hadasit regarding the possibility of assigning the License to the subsidiary, as contemplated in the Transfer Agreement, have yet to mature into an agreement with Hadasit, due to Hadasit’s objection to the proposed assignment.

As a gesture of good faith, the Company agreed to bear certain fees expenses related to the License incurred prior to the date hereof in the amount of $60,000, which were paid to the subsidiary. In addition, during a period of 6 months commencing as of the date of the amendment, the Company agreed to bear certain additional fees and expenses related to the License. It was determined that such additional amounts will not exceed $15,000. All such additional fees and expenses shall be coordinated with the approval of the Company in advance.

The Amendment stated that in the foregoing 6-month period, the Company would continue to use reasonable commercial efforts to convince Hadasit to agree to the assignment of the License to the Subsidiary, and to obtain the required approvals from the “Israel Innovation Authority” and any other third party, as applicable. In the event that the parties are unable to successfully assign the License within such 6-month period, the Company will be deemed to have satisfied its obligation to use reasonable commercial efforts according to the Transfer Agreement. In consideration for such participation by the Company, it was agreed to increase the percentages of the predetermined rate (See Note 21d).